TAMARACK FUNDS TRUST

     Prime Money Market Fund
U.S. Government Money Market Fund
Tax-Free Money Market Fund
Tamarack Institutional Prime Money Market Fund
Tamarack Institutional Tax-Free Money Market Fund

Supplement dated May 18, 2009 to the Statement of Additional Information for the Money Market Funds of the Tamarack Funds Trust dated January 28, 2009 (as supplemented on March 24, 2009).

This Supplement provides new and additional information beyond that included in the Statement of Additional Information (“SAI”) and should be read in conjunction with the SAI.

Effective May 11, 2009, Kathleen A. Hegna was appointed as the Chief Financial Officer and Principal Accounting Officer of Tamarack Funds Trust. Ms. Hegna shall serve in such capacities for an indefinite period of time until her removal, resignation or retirement.

The age, address and principal occupations for the past five years of Ms. Hegna are as follows:

Name, Age and	Position, Term of Office	Principal Occupation(s) During Past 5 Years
Address	and Length of Time
Served with the Trust
Kathleen A. Hegna	Chief Financial Officer and	Associate Vice President and Director, Mutual
(42)	Principal Accounting	Fund Accounting and Administration, Voyageur
	Officer since May 2009	Asset Management (2009 to present); Senior
Compliance Officer, Voyageur Asset Management
(2006-2009); Director, Asset Management
Compliance, RiverSource Investments (2005-
2006); Manager, Business Planning and Financial
Analysis – Mutual Funds, Ameriprise Financial
(2001-2005).

Portfolio Holdings Disclosure Policies and Procedures

The following language replaces the second paragraph under the heading “Portfolio Holdings Disclosure Policies and Procedures:”

The Trust makes portfolio holdings information publicly available in three different ways. With respect to all Funds, complete portfolio holdings information as of the second and fourth fiscal quarter-ends is available in the Funds’ semi-annual and annual reports, which are sent to shareholders and are contained in the Funds’ Form N-CSR filings, which are available at the SEC’s website, www.sec.gov. All Funds also file Form N-Q which contains complete portfolio holdings as of the first and third fiscal quarter-ends and is similarly available on the SEC’s website. In addition, as further described below, all Funds make certain portfolio securities information available on their website which is accessed by using the Funds’

TAM MM SAI – SUPP 05/18/2009

link at www.voyageur.net. With respect to the Equity and Fixed Income Funds, including the Access Fund, within 15 days of month-end, the Funds’ top ten holdings and related weightings, the total number of Fund holdings and each Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. Within 10 business days of fiscal quarter-end, the Funds’ complete portfolio holdings and their weightings are posted until replaced by the next quarter’s information. With respect to the Prime Money Market Fund, the U.S. Government Money Market Fund, and the Tax-Free Money Market Fund, within approximately five business days of each Friday, each Fund’s complete portfolio holdings, including any credit enhancement, maturity date, dollar value, and weightings, are posted until replaced by the next week’s information. In addition, within approximately 5 business days of each month-end, each Fund’s complete portfolio holdings, including any credit enhancement, maturity date, dollar value, and weightings, are posted until replaced by information as of the next month-end. With respect to the Institutional Prime Money Market Fund and the Institutional Tax-Free Money Market Fund, within 10 business days of public disclosure on Form N-Q or Form N-CSR, the Funds post complete portfolio holdings and sector/industry weightings until replaced by the next quarter’s information.

Bond Anticipation Notes, Municipal Bonds and Revenue Bonds (All Funds)

The third full paragraph on page 5 is replaced with the following:

The Prime Money Market Fund, Institutional Prime Money Market Fund and U.S. Government Money Market Fund may invest up to 5% of their respective net assets in tax-exempt municipal obligations, including bond anticipation notes, municipal bonds and revenue bonds.

Municipal Lease Obligations (All Funds)

The second sentence under the foregoing caption on p. 7 is replaced by the following:

The Prime Money Market Fund, Institutional Prime Money Market Fund and U.S. Government Money Market Fund may invest up to 5% of their respective net assets in tax-exempt municipal obligations, including municipal lease obligations.

Participation Interests (All Funds)

The second sentence under the foregoing caption at the bottom of p. 8 is replaced by the following:

The Prime Money Market Fund, Institutional Prime Money Market Fund and U.S. Government Money Market Fund may invest up to 5% of their respective net assets in tax-exempt municipal obligations, including participation interests.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TAM MM SAI – SUPP 05/18/2009